UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos

Bulldog Investors, LLP

Park 80 West

250 Pehle Avenue, Suite 708

Saddle Brook, NJ 07663
(Name and address of agent for service)

Copy to:

Thomas R. Westle, Esq

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

1-877-607-0414

Registrant’s telephone number, including area code

Date of fiscal year end: 12/31/2025

Date of reporting period: 12/31/2025

Item 1. Reports to Stockholders.

(a)

Special Opportunities Fund, Inc. (SPE)

Annual Report
For the year ended
December 31, 2025

Special Opportunities Fund, Inc.

Managed Distribution Plan

On March 4, 2019, the Special Opportunities Fund (the “Fund”) received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, on April 1, 2019, the Fund announced its Board of Directors formally approved the implementation of a Managed Distribution Plan (“MDP”) to make monthly cash distributions to stockholders.

In the year ended December 31, 2025, the Fund made monthly distributions to common stockholders at an annual rate of 8%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Directors.

With each distribution, the Fund will issue a notice to stockholders which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. For tax reporting purposes the actual composition of the total amount of distributions for each year will continue to be provided on a Form 1099-DIV issued after the end of the year.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, is available on the Fund’s website at www.specialopportunitiesfundinc.com.

Special Opportunities Fund, Inc.

February 27, 2026

Dear Fellow Shareholder:

On December 31, 2025 the Fund’s net asset value per common share (NAV), after accounting for distributions, stood at $16.31, up 11.59% for the year compared to a 17.88% return for the S&P 500 Index. For the second half of 2025, the respective returns were 3.79% and 11.00%. The market price of the common shares closed at $14.69 on December 31, 2025 vs $14.63 on December 31, 2024. In 2025, the market price discount from NAV of the Fund’s common shares declined from 11.17% to 9.93% resulting in an increase in the market price of the common shares, after accounting for distributions, of 13.04% for the year.

The Fund has an accretive share repurchase program. Since late April 2023, the Fund has repurchased 834,810 of its common shares at double-digit discounts to NAV and 99,179 shares of its Series C Convertible Preferred Stock below book value. Details about share repurchases are posted monthly on the Fund’s website. In addition, the Fund has a managed distribution plan whereby monthly distributions are paid to common shareholders at an annual rate of at least 8% of the NAV as of the last trading day of the prior year. The minimum monthly distribution for 2026 is $0.1087 per share.

The Fund’s Series C Convertible Preferred Stock has a liquidation preference of $25 per share and matures in January 2027. It is convertible into common stock, initially at $20.50 per share (or a ratio of 1.2195 shares of common stock for each share of Series C stock) that is adjusted for distributions paid to common stockholders. (As of February 20, 2026, the adjusted conversion ratio was 1.6813 which equates to a conversion price of $14.87.) Please refer to the prospectus, which is available on both the Fund’s and the SEC’s websites for full details regarding the Series C stock. The current conversion ratio and diluted NAV (assuming all Series C shares are converted to common shares) are posted weekly on the Fund’s website.

Investment Update and Commentary

The Fund does not have much exposure to the sort of companies that make up any of the major stock indices and its performance tends to be less volatile than any of them. Generally, the Fund tends to underperform relative to most stock market indices in rising markets and to outperform in flat or falling markets. In addition, Bulldog Investors, the Fund’s investment advisor, may take an active role to enhance the value of an investment the Fund holds if its market price is far below what we see as its intrinsic value.

One reason our portfolio diverges from the broader stock market is our large exposure to special purpose acquisition companies (SPACs). In essence, a SPAC is a “blank check” company that raises capital from investors, substantially all of which is placed in a trust account and typically invested in T-bills for a fixed period of time during which the SPAC’s sponsor seeks to locate a private company with which to merge. In recent years, the percentage of the Fund’s investable assets in SPACs tends to hover around 20%. As of December 31, 2025, it stood at 18.21%.

Special Opportunities Fund, Inc.

Ideally, the objective of a SPAC is to provide a private company with a way to go public by merging the latter into the former that is quicker, easier, and cheaper than a conventional IPO. A key element of every SPAC is that each public stockholder has an opportunity to redeem its shares for a pro rata share of the trust account before the merger closes. (If the SPAC fails to complete a business combination by its deadline, the trust account is liquidated and each public stockholder receives a pro rata share of the trust account.) Without that protection, it is likely that there would be few, if any, SPACs.

A record 613 SPAC IPOs were issued in 2021 (out of a total of 1,035 IPOs). The SPAC IPO market subsequently collapsed due to a combination of factors, including poor performance by many post-merger companies, a high number of SPAC liquidations (after failing to identify an attractive target company), and new legal and regulatory impediments driven by a hostile SEC Chairman. By 2023, the number of SPAC IPOs fell to a mere thirty-one. As one scholar from the University of Michigan put it in early 2024, “The stock market killed it at first, but now the SEC has picked up a shovel and buried SPACs for good.” Yet, as Mark Twain famously said, “The report of my death was an exaggeration.” In 2025, driven by a sluggish appetite by investors for traditional IPOs, the need for private equity funds that had reached their windup phase to achieve liquidity for their investors, and a more accommodating SEC Chairman, more than 130 SPAC IPOs were issued and the pace has accelerated in early 2026. As another savvy philosopher, Yogi Berra, observed, “It’s tough to make predictions, especially about the future.”

In any event, our philosophy regarding SPACs is unchanged. We see them as a superior alternative to a low risk money market fund with a degree of optionality that manifests itself when investors push the stock price of a pre-merger SPAC above the pro rata value of the trust account after an attractive proposed merger is announced. To be clear, our policy is almost always to exit a SPAC before it merges with its target, thereby removing any risk of loss of principal. We hope to add value by assembling a portfolio of SPACs managed by sponsors that we believe have a reasonably good chance of completing an attractive business combination.

We have a similar philosophy with regard to closed-end funds (CEFs) and business development companies (BDCs), most of which are essentially CEFs that focus on lending to private companies. Specifically, we look for CEFs and BDCs whose stock prices are at a wide discount from their intrinsic value. Sometimes a CEF’s stock price and its NAV get out of kilter for reasons that have little or nothing to do with its past performance or its prospects. For example, in 2020, following the COVID-19 pandemic and the crash in oil prices, investor panic caused the stock  prices of oil and gas CEFs to plummet far below the value of their underlying assets. Discounts for many of these funds reached historic levels, some well over 20%. Eventually, energy prices rebounded and investor sentiment reversed, leading to a massive, rapid narrowing of discounts and higher NAVs.

Special Opportunities Fund, Inc.

In our last letter, we observed that we saw few opportunities to acquire deeply discounted CEFs. That has changed. Investors have recently soured on credit income funds apparently driven by, among other things, poor NAV and share price performance. Consequently, they have fallen to very sizeable discounts. In other instances, some non-traded “interval funds” that have converted to listed CEFs have seen their discounts quickly balloon out to more than 20%. An interval fund offers investors limited liquidity at or close to NAV at regular intervals, usually quarterly. When the demand for liquidity is significantly greater than the interval fund offers, management may propose converting it to a listed CEF so that full liquidity is available daily. The tradeoff is that liquidity is often available only at a big discount. We see these situations as an opportunity to accumulate the shares on the cheap and patiently wait for the market to absorb the excess demand. If, after time, the discount does not narrow, we may reach out to management to suggest measures to improve the stock price. One recent example is Bluerock Private Real Estate Fund (BPRE), a very large former interval fund whose shares began trading on the NYSE on December 16, 2025. The discount from NAV quickly blew out to almost 40%. It has since fallen to about 25%, a discount that we and BPRE management think should become narrower over time as the overhang from former stockholders seeking liquidity dissipates.

For different reasons, the share prices of a number of BDCs have recently fallen to extraordinary discounts below their NAV as fears of widespread defaults by private companies, and, in particular, software companies (which will presumably be driven out of business by artificial intelligence) have spread to the BDCs that lend to them. This latest development is in addition to other concerns like interest rate compression, tariff uncertainty, and competition from new players in the private loan business. For the most part, the recent NAV performance of most BDCs, including those with significant exposure to tech stocks, has been muted. While not even AI can accurately predict its impact on software companies, it is notable that some BDCs with significant loans to software companies have reported decent financial results. For example, Blue Owl Technology Finance Corp. (OTF), a large well-respected BDC with a strategic focus on software, recently announced its financial results for 2025. Among other things, OTF reported (1) a modest increase in NAV from $17.27 to $17.33 in the fourth quarter of 2025, (2) a dividend of 45 cents per quarter through Q3 of 2026, (3) that investments on non-accrual status represent just 0.2% of its total assets, and (4) a new $300 million accretive share repurchase program. Yet, the stock price fell on the what seemed to us to be good news, closing at $11.62 on February 20, 2026, a discount of 33% from its last reported NAV. On OTF’s earnings call, management indicated a disconnect between the real-world performance of its portfolio companies and volatile investor sentiment. Are fears of an AI-driven existential disruption overblown? Or will software companies be able to adapt their business models to incorporate AI? In sum, is the panic selling justified? History suggests that today’s patient buyers of well-run BDCs at deeply discounted prices will do well over time – and collect healthy dividends while they wait. But no one knows for sure. One thing that is likely is that value-oriented activist investors like Bulldog Investors will be drawn to CEFs and BDCs that trade at persistently wide discounts from their intrinsic values.

Special Opportunities Fund, Inc.

As noted above, the Fund’s investment advisor often employs activist measures to enhance the value of the Fund’s investments. In a famous case, a court said that the shareholder franchise is the “ideological underpinning upon which the legitimacy of directorial power rests.” Here is an update regarding the two instances we mentioned in our last letter where CEF fund sponsors have been trying to impede the voting rights of shareholders.

First, the Investment Company Institute, a trade organization of mutual fund managers, prodded the New York Stock Exchange to propose allowing CEFs to eliminate annual meetings. Without annual meetings, shareholders would be disenfranchised by having virtually no way to hold management accountable for poor performance, excessive fees, excessive discounts, or self-dealing. Many CEF investors, including a number of them at our urging, submitted comments opposing the NYSE’s ill-advised proposal and, in large part due to such opposition, the NYSE finally withdrew it.

Also, at the request of a group of CEF managers, the Supreme Court is currently reviewing a lower court decision that a “control share” provision that effectively prevents a shareholder from voting more than 10% of a fund’s outstanding shares violates a “one share, one vote” requirement set forth in the Investment Company Act of 1940. The issue is a technical one, i.e., whether a shareholder has a right to sue to invalidate such a prevision, not whether the provision itself violates the ICA. A decision is expected in the near future. We are cautiously optimistic about a good outcome, but if the Court rules otherwise, we think a shareholder could still bring a breach of fiduciary lawsuit to effect the same result.

In previous letters, we discussed MFS High Yield Municipal Trust (CMU) and MFS Investment Grade Municipal Trust (CXH). As part of a settlement reached in mid-2023 (and later extended), each fund committed to provide a liquidity event unless its discount fell to no more than 7.5% by the end of 2025. Therefore, we were surprised to see an announcement issued on December 11, 2025 of a special shareholder meeting to be held on March 11, 2026 to consider a proposal to merge three MFS-managed CEFs, including CMU and CXH, into a fourth CEF run by a new investment manager. No monetization event has yet been offered to shareholders of CMU and CXH and we believe it will be very difficult to get shareholder approval for these reorganizations without it. As of now, the ball is in MFS’s court, so stay tuned.

Special Opportunities Fund, Inc.

In June 2024, the Fund successfully solicited proxies to elect three directors to the board of BNY Mellon Municipal Income and for a proposal to permit stockholders to monetize their shares of that CEF at a price at or close to NAV. In June 2025, that fund merged into an open-end fund which enabled us to redeem our shares at NAV. The Fund owns shares in some other municipal bond CEFs managed by BNY Mellon so we were pleased to see another activist investor announce an intention to commence a similar proxy campaign to merge them into the same BNY Mellon-managed open-end mutual fund. We are cautiously optimistic that its campaign will be successful.

It is an understatement to say that our investment in Cannae Holdings (CNNE) has been disappointing. CNNE is a holding company, somewhat akin to a CEF, whose shares currently are trading at a discount of almost 50% from its “sum of the parts,” which is published at least monthly at Sum of the Parts | Cannae Holdings, Inc. While an activist investor was able to elect two directors at the last annual meeting, management has continued to plow ahead with what we feel is a flawed plan to dispose of its public holdings and focus on investing in private companies, some of which seem to be vanity investments in unprofitable sports teams, and whose values are inherently subjective. Moreover, CNNE’s management has not demonstrated an ability to enhance the value of any of its private holdings. The poor performance of CNNE’s stock price and the massive discount from NAV reflect investors’ negative perception of management’s credibility and its capability. In sum, we now think CNNE is a cheap stock that may remain cheap until there is a change at the top.

On the brighter side has been Texas Pacific Land (TPL) our largest investment in an operating business. TPL is a profitable asset-rich company that owns land in West Texas, primarily in the Permian Basin and whose earnings have historically consisted primarily of royalties from oil and gas producers. In our last letter, we said that “in large part, due to the prospect of housing massive electricity gobbling AI data centers…we think TPL shares are worth substantially more than their current market price of about $900.” This month, TPL announced that it had formed a joint venture with a data infrastructure company “to develop and enable large scale data center campuses and supporting infrastructure.” After a three-for-one stock split, TPL’s stock price is currently trading at about $500 per share, an increase of about 67% since our last letter.

The Fund also owns shares in another real estate company, Tejon Ranch Co. (TRC), which almost everyone sees as a cheap stock. TRC’s principal asset is a 270,000-acre ranch about 60 miles north of Los Angeles, California and 25 miles south of Bakersfield. Yet TRC’s market cap is less than $500 million. TRC generates substantial (and growing) income from its Commerce Center, a fully operational commercial and industrial real estate development located around Interstate 5, the main north/south highway on the west coast. It also has three  master planned communities in various stages of entitlement, none of which has been developed. Due to the capital-intensive nature of these MPC assets, and an absence of current revenue or operating income from them, we believe Tejon’s shares have been significantly undervalued by the stock market for many years.

Special Opportunities Fund, Inc.

With an eye towards accelerating the enhancement of shareholder value, Bulldog Investors conducted a proxy contest for board seats at Tejon’s annual meeting on May 19, 2025, resulting in Andrew Dakos, a partner in Bulldog Investors, being elected as a director. Over the past year, Tejon has seen significant changes including a refreshed board of directors and new Chief Executive Officer, Matt Walker, who is focused on streamlining operations, increasing earnings and cash flow, and unlocking the value of its assets. With the caveat that Tejon Ranch Co. is a work in progress and it may take time to achieve tangible results, having Andy on the board makes me cautiously optimistic about the future of this investment.

As always, we remind you that instruction forms for voting proxies for certain CEFs held by the Fund are available at http://www.specialopportunitiesfundinc.com/ proxy_voting.html. To be notified directly of such instances, please email us at proxyinstructions@bulldoginvestors.com.

Sincerely yours,

Phillip Goldstein

Chairman

The Fund’s management believes any forward-looking statements in this report are reasonable although all forward-looking statements are inherently uncertain.

Special Opportunities Fund, Inc.

Growth of $10,000 Investment

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 12/31/2025

Net asset value returns	1 year	5 years	10 years
Special Opportunities Fund, Inc.	11.59%	10.07%	9.61%
Market price returns
Special Opportunities Fund, Inc.	14.65%	12.18%	11.17%
Index returns
S&P 500® Index	17.88%	14.42%	14.82%
Share price as of 12/31/2025
Net asset value			$16.31
Market price			$14.69

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at the lower of the NAV or the closing market price on the ex-dividend date. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The S&P 500® Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. You cannot invest directly in an index.

Special Opportunities Fund, Inc.

Portfolio Composition as of 12/31/2025

	Value	Percent
Closed End Funds	$121,170,413	51.33%
Special Purpose Acquisition Vehicles (SPACs)	42,980,598	18.21%
Business Development Companies	32,659,484	13.84%
Common Stocks	21,862,996	9.26%
Trusts	2,540,025	1.08%
Real Estate Investment Trusts—Preferred	876,230	0.37%
Preferred Stocks	799,768	0.34%
Warrants	723,892	0.31%
Real Estate Investment Trusts—Common	462,152	0.20%
Rights	378,394	0.16%
Open-End Funds	721	0.00%
Other Notes	—	0.00%
Money Market Funds	11,573,180	4.90%
Total Investments	$236,027,853	100.00%

The following table represents the Fund’s investments categorized by country as of December 31, 2025:

% of Total
Country	Investments
United States	94.44%
Cayman Islands	3.15%
Guernsey	1.10%
Great Britain	0.88%
Hong Kong	0.43%
China	0.00%
100.00%

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2025

	Shares	Value
CLOSED-END FUNDS—69.9%
AllianceBernstein National Municipal Income Fund, Inc.	5,820	$62,972
Bancroft Fund Ltd.	25,629	566,401
Bexil Investment Trust	350,673	5,365,648
Bluerock Private Real Estate Fund—Class I	100,428	1,506,420
BNY Mellon Municipal Bond Infrastructure Fund, Inc.	86,139	946,668
BNY Mellon Strategic Municipal Bond Fund, Inc.	1,481,841	9,142,959
BNY Mellon Strategic Municipals, Inc.	594,118	3,778,590
Carlyle Credit Income Fund	142,314	667,453
Central Securities Corp.	219,394	11,125,470
Clough Global Equity Fund	55,351	423,989
Clough Global Opportunities Fund	323,555	1,831,321
Cohen & Steers Infrastructure Fund, Inc.	40,122	967,341
Destra Multi-Alternative Fund	73,182	656,443
Ellsworth Growth and Income Fund Ltd.	106,860	1,242,782
ESC HNW (a)(b)	35,254	49,712
ESC MAV (a)(b)	118,878	49,037
ESC MHI (a)(b)	132,125	47,301
ESC MIO (a)(b)	90,500	14,281
ESC PHT (a)(b)	28,477	5,197
Gabelli Dividend & Income Trust	133,595	3,709,933
GDL Fund	171,677	1,454,104
General American Investors Co., Inc.	279,523	16,416,386
Highland Opportunities and Income Fund	5,432	32,483
Japan Smaller Capitalization Fund, Inc.	124,847	1,383,305
John Hancock Diversified Income Fund	187,045	2,010,734
Mexico Equity & Income Fund, Inc.	100,100	1,239,238
Mexico Fund, Inc.	88,965	1,791,755
MFS High Income Municipal Trust	236,757	876,001
MFS High Yield Municipal Trust	764,782	2,684,385
MFS Investment Grade Municipal Trust	245,919	1,955,056
Morgan Stanley India Investment Fund, Inc.	144,096	3,599,518
Neuberger Next Generation Connectivity Fund, Inc.	657,960	9,500,942
New Germany Fund, Inc.	394,785	4,508,445
Oxford Lane Capital Corp.	200,292	2,932,269
Pershing Square Holdings Ltd. Fund	40,000	2,611,692
SRH Total Return Fund, Inc.	1,116,522	20,700,318

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2025

	Shares		Value
CLOSED-END FUNDS—(continued)
Tortoise Energy Infrastructure Corp.	0	(c)	$0	(c)
Total Return Securities Fund	101,275		629,930
Virtus Total Return Fund, Inc.	66		416
Voya Asia Pacific High Dividend Equity Income Fund	144,993		1,055,549
Voya Emerging Markets High Dividend Equity Fund	435,915		2,733,187
XAI Octagon Floating Rate Alternative Income Trust	186,413		894,782
TOTAL CLOSED-END FUNDS (Cost $89,872,997)			121,170,413

SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS)—24.8%
AI Infrastructure Acquisition Corp.—Class A (a)	100,000		994,000
Aldel Financial II, Inc. (a)	38,904		408,103
Bain Capital GSS Investment Corp.—Class A (a)	100,000		1,008,000
Blue Acquisition Corp.—Class A (a)	100,000		1,021,000
Bold Eagle Acquisition Corp.—Class A (a)	100,000		1,058,000
Centurion Acquisition Corp. (a)	156,250		1,664,063
Copley Acquisition Corp.—Class A (a)	100,000		1,020,000
Crane Harbor Acquisition Corp.—Class A (a)	23,316		251,113
D Boral ARC Acquisition I Corp.—Class A (a)	137,500		1,379,125
Daedalus Special Acquisition Corp. (a)	100,000		1,004,000
Drugs Made In America Acquisition Corp. (a)	72,964		756,637
Dynamix Corp. (a)	55,632		572,453
GigCapital7 Corp.—Class A (a)	86,478		911,478
Graf Global Corp.—Class A (a)	184,789		1,987,406
Highview Merger Corp.—Class A (a)	60,663		606,630
Insight Digital Partners II—Class A (a)	100,000		991,000
Jackson Acquisition Co. II—Class A (a)	204,800		2,134,016
Lightwave Acquisition Corp.—Class A (a)	100,000		1,003,000
Lionheart Holdings—Class A (a)	223,525		2,376,093
M3-Brigade Acquisition VI Corp.—Class A (a)	50,000		500,000
McKinley Acquisition Corp.—Class A (a)	100,000		997,000
Meshflow Acquisition Corp. (a)	100,000		1,000,000
NewHold Investment Corp. III—Class A (a)	100,000		1,036,000
Oaktree Acquisition Corp. III Life Sciences (a)	12,500		132,250
Pelican Acquisition Corp. (a)	100,000		1,015,050
Range Capital Acquisition Corp. (a)	100,000		1,042,000
Roman DBDR Acquisition Corp. II (a)	370,000		3,859,100

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2025

	Shares	Value
SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS)—(continued)
Silicon Valley Acquisition Corp. (a)	25,000	$248,625
Silver Pegasus Acquisition Corp.—Class A (a)	97,587	981,725
SIM Acquisition Corp. I—Class A (a)	250,000	2,647,500
Social Commerce Partners Corp. (a)	88,992	889,920
Spring Valley Acquisition Corp. III—Class A (a)	100,000	1,015,000
Talon Capital Corp.—Class A (a)	77,000	778,470
Tavia Acquisition Corp. (a)	100,000	1,043,000
Titan Acquisition Corp.—Class A (a)	150,000	1,537,650
Vendome Acquisition Corp. I—Class A (a)	100,000	1,003,000
Viking Acquisition Corp. I—Class A (a)	100,000	990,000
Wen Acquisition Corp.—Class A (a)	110,712	1,118,191
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS) (Cost $41,427,806)		42,980,598

BUSINESS DEVELOPMENT COMPANIES—18.9%
Barings BDC, Inc.	134,826	1,237,703
Blue Owl Capital Corp.	101,666	1,263,708
Blue Owl Technology Finance Corp.	317,189	4,611,928
CION Investment Corp.	909,621	8,796,035
Crescent Capital BDC, Inc.	200,002	2,810,028
FS KKR Capital Corp.	202,206	2,994,671
Investcorp Credit Management BDC, Inc.	216,713	585,125
Monroe Capital Corp.	330,286	2,103,922
Nuveen Churchill Direct Lending Corp.	94,838	1,265,139
OFS Capital Corp.	30,152	143,524
Portman Ridge Finance Corp.	167,781	1,984,843
Runway Growth Finance Corp.	544,553	4,862,858
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $36,300,202)		32,659,484

COMMON STOCKS—12.6%
Financial Services—3.4%
Cannae Holdings, Inc.	372,357	5,857,176
Oil, Gas & Consumable Fuels—4.0%
Texas Pacific Land Corp.	24,000	6,893,280

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2025

	Shares	Value
COMMON STOCKS—(continued)
Real Estate Management & Development—5.2%
Gyrodyne LLC (a)	30,000	$270,300
Howard Hughes Holdings, Inc. (a)	12,000	957,240
Tejon Ranch Co. (a)	500,000	7,885,000
		9,112,540
TOTAL COMMON STOCKS (Cost $19,551,325)		21,862,996

	Certificates
TRUSTS—1.5%
Copper Property CTL Pass Through Trust	225,780	2,540,025
TOTAL TRUSTS (Cost $2,493,016)		2,540,025

	Shares
REAL ESTATE INVESTMENT TRUSTS—PREFERRED—0.5%
Diversified REITs—0.2%
NexPoint Diversified Real Estate Trust, Series A, 5.50%, Perpetual	22,324	310,527
Office REITs—0.0% (d)
Brookfield DTLA Fund Office Trust Investor, Inc., Series A, 7.63%, Perpetual	100,000	5,000
Retail REITs—0.3%
Cedar Realty Trust, Inc., Series C, 6.50%, Perpetual	32,618	560,703
TOTAL REAL ESTATE INVESTMENT TRUSTS—PREFERRED (Cost $3,316,296)		876,230

PREFERRED STOCKS—0.5%
Closed-End Funds—0.5%
Highland Opportunities and Income Fund, Series A, Series A, 5.38%, Perpetual (a)	2,521	40,084
Highland Opportunities and Income Fund, Series B, Series B, 5.38%, Perpetual (a)	47,659	759,684
TOTAL PREFERRED STOCKS (Cost $837,958)		799,768

	Contracts
WARRANTS—0.0%
Biotechnology—0.0% (d)
ZyVersa Therapeutics, Inc.,
Expires 12/12/2027, Exercise Price $4,025.00 (a)(b)	65,250	0

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2025

	Contracts	Value
WARRANTS—(continued)
Miscellaneous Intermediation—0.0% (d)
HWH INTL INC WT EXP, Expires 01/31/2027, Exercise Price $1.00 (a)(b)	23,750	$0
AA Mission Acquisition Corp., Expires 08/01/2030, Exercise Price $11.50 (a)	150,000	25,455
Aldel Financial II, Inc., Expires 10/10/2029, Exercise Price $11.50 (a)	19,452	10,699
Andretti Acquisition Corp. II, Expires 10/24/2029, Exercise Price $11.50 (a)	52,600	15,180
Centurion Acquisition Corp., Expires 08/01/2029, Exercise Price $11.50 (a)	78,125	25,000
Copley Acquisition Corp., Expires 05/23/2030, Exercise Price $11.50 (a)	50,000	8,565
Corner Growth Acquisition Corp., Expires 12/31/2027, Exercise Price $11.50 (a)(b)	33,333	0
Corner Growth Acquisition Corp. 2, Expires 06/17/2026, Exercise Price $11.50 (a)(b)	14,366	0
CSLM Digital Asset Acquisition Corp. III Ltd., Expires 09/19/2030, Exercise Price $11.50 (a)	50,000	17,500
D Boral ARC Acquisition I Corp., Expires 05/06/2030, Exercise Price $11.50 (a)	68,750	24,977
Dynamix Corp., Expires 12/06/2029, Exercise Price $11.50 (a)	16,679	34,192
EQV Ventures Acquisition Corp., Expires 07/01/2031, Exercise Price $11.50 (a)	50,733	24,357
Fact II Acquisition Corp., Expires 12/20/2029, Exercise Price $11.50 (a)	97,000	33,960
GigCapital7 Corp., Expires 09/11/2029, Exercise Price $11.50 (a)	163,668	67,104
Graf Global Corp., Expires 08/07/2029, Exercise Price $11.50 (a)	92,394	41,762
Highview Merger Corp., Expires 08/12/2030, Exercise Price $11.50 (a)	30,332	8,199
Insight Digital Partners II, Expires 12/31/2030, Exercise Price $11.50 (a)	50,000	16,500
Launch One Acquisition Corp., Expires 08/29/2029, Exercise Price $11.50 (a)	140,550	35,137

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2025

	Contracts	Value
WARRANTS—(continued)
Miscellaneous Intermediation—(continued)
Launch Two Acquisition Corp., Expires 11/26/2029, Exercise Price $11.50 (a)	18,783	$5,926
Lightwave Acquisition Corp., Expires 06/24/2030, Exercise Price $11.50 (a)	50,000	9,030
Lionheart Holdings, Expires 08/09/2029, Exercise Price $11.50 (a)	161,762	27,499
M3-Brigade Acquisition V Corp., Expires 09/23/2030, Exercise Price $11.50 (a)	35,925	31,434
M3-Brigade Acquisition VI Corp., Expires 08/05/2030, Exercise Price $11.50 (a)	16,667	6,167
NewHold Investment Corp. III, Expires 04/17/2030, Exercise Price $11.50 (a)	50,000	18,005
Roman DBDR Acquisition Corp. II, Expires 02/03/2030, Exercise Price $11.50 (a)	185,000	105,450
Silverbox Corp. IV, Expires 09/24/2029, Exercise Price $11.50 (a)	8,322	2,331
SIM Acquisition Corp. I, Expires 08/28/2029, Exercise Price $11.50 (a)	125,000	26,925
Spring Valley Acquisition Corp. III, Expires 09/30/2030, Exercise Price $11.50 (a)	33,333	20,750
Talon Capital Corp., Expires 09/05/2030, Exercise Price $11.50 (a)	25,666	12,836
Titan Acquisition Corp., Expires 06/02/2030, Exercise Price $11.50 (a)	75,000	23,625
Vendome Acquisition Corp. I, Expires 02/18/2026, Exercise Price $11.50 (a)	50,000	12,500
Viking Acquisition Corp. I, Expires 11/03/2030, Exercise Price $11.51 (a)	33,333	12,667
Voyager Acquisition Corp., Expires 05/16/2031, Exercise Price $11.50 (a)	50,000	9,300
Wen Acquisition Corp., Expires 05/15/2031, Exercise Price $11.50 (a)	35,000	10,860
TOTAL WARRANTS (Cost $405,537)		723,892

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2025

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS—COMMON—0.3%
Diversified REITs—0.3%
NexPoint Diversified Real Estate Trust	120,666	$462,152
TOTAL REAL ESTATE INVESTMENT TRUSTS—COMMON (Cost $1,407,557)		462,152

RIGHTS—0.2%
AI Infrastructure Acquisition Corp., Expires 02/21/2030, Exercise Price $0.00 (a)	100,000	26,000
Blue Acquisition Corp., Expires 06/11/2030, Exercise Price $0.00 (a)	148,000	47,967
Cayson Acquisition Corp., Expires 06/24/2026, Exercise Price $10.00 (a)	150,000	34,200
Drugs Made In America Acquisition Corp., Expires 10/15/2029, Exercise Price $10.00 (a)	72,964	13,666
Eureka Acquisition Corp., Expires 07/03/2026, Exercise Price $10.00 (a)	1,000	380
Flag Ship Acquisition Corp., Expires 03/31/2026, Exercise Price $0.11 (a)	137,500	17,875
IB Acquisition Corp., Expires 03/28/2026, Exercise Price $10.00 (a)	214,860	16,845
Jackson Acquisition Co. II, Expires 02/27/2026, Exercise Price $10.00 (a)	129,800	31,152
McKinley Acquisition Corp., Expires 07/25/2030, Exercise Price $10.00 (a)	100,000	12,990
Pelican Acquisition Corp., Expires 05/02/2030, Exercise Price $10.00 (a)	100,000	23,000
Range Capital Acquisition Corp., Expires 06/23/2026, Exercise Price $10.00 (a)	175,000	78,750
Silver Pegasus Acquisition Corp., Expires 06/26/2030, Exercise Price $10.00 (a)	97,587	23,421
Soulpower Acquisition Corp., Expires 06/27/2026, Exercise Price $1.00 (a)	150,000	26,250
Tavia Acquisition Corp., Expires 11/26/2029, Exercise Price $10.00 (a)	112,649	25,898
TOTAL RIGHTS (Cost $275,080)		378,394

OPEN-END FUNDS—0.0%(d)
BNY Mellon AMT-Free Municipal Bond Fund—Class A	54	721
TOTAL OPEN-END FUNDS (Cost $602)		721

	Par
OTHER NOTES—0.0% (d)
Legacy IMBDS, Inc., 8.50%, 09/30/2026 (a)(b)(e)	23,458	0
TOTAL OTHER NOTES (Cost $586,450)		0

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2025

	Shares	Value
SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS—6.7%
Fidelity Government Portfolio—Institutional Class, 3.67% (f)	5,951,307	$5,951,307
Invesco Treasury Portfolio—Institutional Class, 3.64% (f)	5,621,873	5,621,873
TOTAL MONEY MARKET FUNDS (Cost $11,573,180)		11,573,180
TOTAL INVESTMENTS—135.9% (Cost $208,048,006)		236,027,853
Liabilities in Excess of Other Assets—(36.3)%		(62,804,759)
TOTAL NET ASSETS—100.0%		$173,223,094

Par amount is in USD unless otherwise indicated.

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

AMT—Alternative Minimum Tax

LLC—Limited Liability Company

REIT—Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Fair value determined using significant unobservable inputs in accordance with procedures established by the Board of Directors. These securities represented $165,528 or 0.1% of net assets as of December 31, 2025.
(c)	Rounds to zero.
(d)	Represents less than 0.05% of net assets.
(e)	Issuer is currently in default.
(f)	The rate shown represents the 7-day annualized yield as of December 31, 2025.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—December 31, 2025

Assets:
Investments, at value (Cost $208,048,006)	$236,027,853
Receivables:
Investments sold	155,252
Dividends and interest	729,400
Other assets	53,523
Total assets	236,966,028

Liabilities:
Payables:
Distributions payable	7,261,631
Advisory	231,185
Investments purchased	185,118
Administration	70,816
Audit	45,000
Directors	13,285
Accrued expenses and other liabilities	12,783
Transfer Agent	10,165
Custody	6,663
Legal	5,671
Chief Compliance Officer	5,507
Fund accounting	735
Total liabilities	7,848,559

Preferred Stock:
2.75% Convertible Preferred Stock—$0.001 par value, $25 liquidation value per share; 2,235,775 shares outstanding
Total preferred stock	55,894,375

Net assets applicable to common shareholders	$173,223,094

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized; 10,623,154 shares issued and outstanding, 15,178,673 shares held in treasury	$397,810,024
Cost of shares held in treasury	(250,162,698)
Total distributable earnings (deficit)	25,575,768
Net assets applicable to common shareholders	$173,223,094
Net asset value per common share ($173,223,094 applicable to 10,623,154 common shares outstanding)	$16.31

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the year ended
December 31, 2025
Investment income:
Dividends	$7,148,371
Interest	488,385
Total investment income	7,636,756

Expenses:
Advisory	2,341,632
Administration	269,252
Directors	251,129
Compliance	78,675
Reports and notices to shareholders	71,374
Other	70,029
Legal	68,152
Audit	45,610
Custody	37,221
Transfer agency	35,314
Stock exchange listing	33,421
Insurance	21,132
Fund Accounting	4,124
Net expenses	3,327,065
Net investment income	4,309,691

Net realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	11,440,511
Foreign currency translations	(12,089)
Distributions received from investment companies	409,503
Net realized gain	11,837,925
Change in net unrealized appreciation/depreciation on:
Investments	4,931,265
Net realized and unrealized gains from investment activities	16,769,190
Increase in net assets resulting from operations	21,078,881
Dividends to preferred stockholders	(1,537,095)
Net increase in net assets applicable to common shareholders resulting from operations	$19,541,786

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the year ended
December 31, 2025
Cash flows from operating activities:
Net increase in net assets	$21,078,881
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(115,284,369)
Proceeds from sales of investments	111,621,070
Net purchases and sales of short-term investments	10,374,078
Return of capital distributions received from underlying investments	5,215,464
Decrease in dividends and interest receivable	139,690
Increase in receivable for investments sold	139,108
Decrease in other assets	(22,743)
Decrease in payable for investments purchased	(1,986,584)
Decrease in payable to Adviser	32,158
Increase in accrued expenses and other liabilities	5,355
Net distributions received from investment companies	409,503
Net realized gain from investments	(11,217,157)
Litigation and other proceeds	27,371
Net change in unrealized appreciation/depreciation of investments	(4,931,265)
Net cash provided by operating activities	15,600,560

Cash flows from financing activities:
Distributions paid to common shareholders	(13,998,715)
Dividends paid to preferred shareholders	(1,537,095)
Repurchase of common stock	(64,750)
Net cash used in financing activities	(15,600,560)
Net change in cash	$—

Cash:
Beginning of period	—
End of period	$—

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the	For the
	year ended	year ended
	December 31, 2025	December 31, 2024
From operations:
Net investment income	$4,309,691	$7,242,958
Net realized gain (loss) from:
Investments in securities of:
Investments	11,440,511	9,857,029
Foreign currency translations	(12,089)	(4,499)
Distributions received from investment companies	409,503	2,270,220
Net change in unrealized appreciation (depreciation) on:
Investments in securities of:
Investments	4,931,265	16,882,557
Foreign currency translations	—	(8,730)
Discount on redemption and repurchases of preferred shares	—	34,487
Net increase (decrease) in net assets resulting from operations	21,078,881	36,274,022

Dividends paid to preferred shareholders:
Net distributions	(1,537,095)	(1,548,129)
Total distributions paid to preferred shareholders	(1,537,095)	(1,548,129)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	19,541,786	34,725,893

Dividends paid to common shareholders:
Net distributions	(21,260,346)	(12,330,126)
Total distributions paid to common shareholders	(21,260,346)	(12,330,126)

Capital Stock Transactions (Note 4)
Repurchase of common stock	(64,750)	(4,889,732)
Total capital stock transactions	(64,750)	(4,889,732)
Net increase (decrease) in net assets applicable to common shareholders	(1,783,310)	17,506,035

Net assets applicable to common shareholders:
Beginning of year	175,006,404	157,500,369
End of year	$173,223,094	$175,006,404

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year/period is presented below:

Net asset value, beginning of year
Net investment income (loss)(1)
Net realized and unrealized gains (losses) from investment activities
Total from investment operations
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income
Net realized gains from investment activities
Net increase (decrease) in net assets attributable to common stockholders resulting form operations
Distributions paid to common shareholders from:
Net investment income
Net realized gains from investment activities
Return of capital
Total dividends and distributions paid to common shareholders
Anti-Dilutive effect of Common Share Repurchase
Dilutive effect of conversions of preferred shares to common shares
Anti-Dilutive effect of tender offer
Net asset value, end of year
Market value, end of year
Total net asset value return(2)
Total market price return(3)
Ratio to average net assets attributable to common shares:
Ratio of expenses to average assets(4)
Ratio of net investment income to average net assets(1)
Supplemental data:
Net assets applicable to common shareholders, end of year/period (000’s)
Liquidation value of preferred stock (000’s)
Portfolio turnover
Preferred Stock:
Total Shares Outstanding
Asset coverage per share of preferred shares, end of year

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights (continued)

For the year ended December 31,
2025	2024	2023	2022	2021
$16.47	$14.30	$13.01	$16.55	$16.13
0.41	0.66	0.58	0.28	0.18
1.57	2.75	1.80	(2.43)	4.06
1.98	3.41	2.38	(2.15)	4.24

(0.14)	(0.14)	(0.14)	(0.03)	(0.05)
—	—	—	(0.09)	(0.03)
1.84	3.27	2.24	(2.27)	4.16

(0.72)	(0.69)	(0.55)	(0.34)	(0.23)
(1.28)	(0.46)	—	(0.96)	(1.57)
—	—	(0.49)	(0.02)	—
(2.00)	(1.15)	(1.04)	(1.32)	(1.80)
—	0.05	—	—	—
—	—	—	—	(1.94)
—	—	—	0.05	—
$16.31	$16.47	$14.30	$13.01	$16.55
$14.69	$14.63	$11.86	$11.40	$15.45
11.59%	23.90%	18.74%	-13.81%	14.09%
14.65%	34.45%	14.13%	-18.33%	23.62%

1.86%	1.86%	1.95%	1.89%	1.57%
2.41%	4.33%	4.40%	2.03%	0.72%

$173,223	$175,006	$157,500	$149,110	$210,394
$55,894	$55,894	$56,364	$58,374	$—
50%	66%	64%	54%	80%

2,235,775	2,235,775	2,254,557	2,334,954	—
$102	$103	$95	$89	$—

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the ex-dividend date. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.
(3)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at the lower of the NAV or the closing market price on the ex-dividend date. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.
(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 1

Organization and significant accounting policies

Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company. Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund(s). The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Special Opportunities Fund, Inc.

Notes to financial statements

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market. Current transactions in similar securities in the marketplace are evaluated. Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued. U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued in accordance with the price supplied by a Pricing Service using the evaluated bid price. Money market mutual funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value as determined in good faith by or under the direction of the Fund’s Board.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1— Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2— Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Special Opportunities Fund, Inc.

Notes to financial statements

Level 3— Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments are listed in the table on page 26. Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chair of the Audit & Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than acquisition cost detailing the reason, factors considered, and impact on the Fund’s NAV. If the Chair determines that such fair valuation(s) require the involvement of the Audit & Valuation Committee, a special meeting of the Audit & Valuation Committee is called as soon as practicable to discuss such fair valuation(s). The Audit & Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the 1940 Act.

In addition to special meetings, the Audit & Valuation Committee meets prior to each regular quarterly Board meeting. At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed. The Audit & Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and, unless more information is required, approves the valuation of fair valued securities.

Special Opportunities Fund, Inc.

Notes to financial statements

The Audit & Valuation Committee also reviews other interim reports as necessary and, pursuant to Rule 2a-5 under the 1940 Act, periodically assesses any material risks associated with the determination of fair value of Fund investments.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2025 in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Investments:
Closed-End Funds	$121,004,885	$—	$165,528	$121,170,413
Special Purpose Acquisition Companies (SPACs)	35,123,236	7,857,362	—	42,980,598
Business Development Companies	32,659,484	—	—	32,659,484
Common Stocks	21,592,696	270,300	—	21,862,996
Trusts	2,540,025	—	—	2,540,025
Real Estate Investment Trusts—Preferred	876,230	—	—	876,230
Preferred Stocks	799,768	—	—	799,768
Warrants	529,613	194,279	0	723,892
Real Estate Investment Trusts—Common	462,152	—	—	462,152
Rights	305,946	72,448	—	378,394
Open-End Funds	721	—	—	721
Other Notes	—	—	0	0
Money Market Funds	11,573,180	—	—	11,573,180
Total Investments	$227,467,936	$8,394,389	$165,528	$236,027,853

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

Special Opportunities Fund, Inc.

Notes to financial statements

The fair value of derivative instruments as reported within the Schedule of Investments as of December 31, 2025:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts – Warrants	Investments, at value	$723,892

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2025:

	Amount of Realized Loss on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts – Warrants	Net Realized Gain on Investments	$101,848

	Change in Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts – Warrants	Net change in unrealized appreciation of investments	$334,371

The average monthly share amount of warrants during the period was 2,304,126. The average monthly market value of warrants during the period was $521,814.

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Closed End	Unsecured
Category	Funds	Notes	Warrants
Balance as of 12/31/2024	$—	$—	$—
Acquisitions	—	—	—
Dispositions	—	—	—
Transfers into (out of) Level 3	—	—	—
Accretion/Amortization	—	—	—
Corporate Actions	674,286	—	—
Realized Gain (Loss)	—	—	—
Change in unrealized appreciation (depreciation)	(508,758)	—	—
Balance as of 12/31/2025	$165,528	$—	$—
Change in unrealized appreciation (depreciation) during the period for Level 3 investments held at December 31, 2025	$(508,758)	$—	$—

Special Opportunities Fund, Inc.

Notes to financial statements

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2025:

Category	Fair Value 12/31/2025	Valuation Methodologies	Unobservable Inputs	Range	Impact to valuation from an increase to input
Closed End Funds	$165,528	Last Traded Price Less Distributions Received	None	$0.00-1.41	N/A
Unsecured Notes	—	Last Traded Price, Company-Specific Information	Terms of the Note/Company’s Financial Assessments/Company Announcements	0.00	Significant changes in company’s financials, changes to the terms of the notes or changes to the general business conditions impacting the company’s business may result in changes to the fair value of the securities
Warrants	—	Last Traded Price	Market Assessments	0.00	Significant changes in market conditions could result in direct and proportional changes in the fair value of the security

Note 2

Related party transactions

Bulldog Investors, LLP serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009. Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLP. In accordance with the investment advisory agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total assets.

Effective January 1, 2025, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $60,000, quarterly plus $5,000 for each special in-person meeting (or $500 if attended by telephone) of the board of directors and $500 for special committee meetings held in between regularly scheduled Board meetings. As additional annual compensation, the Audit & Valuation Committee Chair, and Nominating and Corporate Governance Committee Chair receive $5,000. Effective January 1, 2025, the Fund’s Chief Compliance Officer (“CCO”) receives annual compensation in the amount of $69,000. In addition, the Fund reimburses the directors and CCO for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

Special Opportunities Fund, Inc.

Notes to financial statements

U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative services for the Fund. Fund Services also serves as the Fund’s Fund Accountant (the “Fund Accountant”). U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Equiniti Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3

Convertible Preferred Stock

During the year ended December 31, 2021 the Fund converted 2,163,053 shares or $54,076,325 of the Fund’s Convertible Preferred Stock, Series B into 4,211,996 shares of the Fund’s common stock. The remaining 60,923 of Convertible Preferred Shares were redeemed at $25 per share for a total of $1,523,075.

On January 21, 2022 the Fund completed its Convertible Preferred Rights offering at $25 per share. As a result of this offering the Fund raised $58,373,850 and issued 2,334,954 shares of 2.75% Convertible Preferred Stock, Series C. The holders of Convertible Preferred Stock, Series C may convert their shares to common stock on a quarterly basis at a conversion rate equivalent to the current conversion price of $15.087 per share of common stock (which is a current ratio of 1.6570 shares of common stock for each share of Convertible Preferred Stock, Series C held). The conversion price (and resulting conversion ratio) will be adjusted for any distributions made to or on behalf of common stockholders. Following any such conversion, shares of common stock shall be issued as soon as reasonably practicable following the next quarterly dividend payment date. Until the mandatory redemption date of the Convertible Preferred Stock, Series C, January 21, 2027, at any time following the second anniversary of the expiration date of the Convertible Preferred Stock, Series C rights offering, the Board may, in its sole discretion, redeem all or any part of the then outstanding shares of Convertible Preferred Stock, Series C at $25.00 per share. Under such circumstances, the Fund shall provide no less than 30 days’ notice to the holders of Convertible Preferred Stock, Series C that, unless such shares have been converted by a certain date, the shares will be redeemed. If, at any time from and after the date of issuance of the Convertible Preferred Stock, Series C, the market price of the common stock is equal to or greater than $20.35 per share (as adjusted for dividends or other distributions made to or on behalf of holders of the common stock), the Board may, in its sole discretion, require the holders of the Convertible Preferred Stock, Series C to convert all or any part of their shares into shares of common stock at a conversion rate equivalent to the current conversion price of $15.087 per share of common stock (which is a current ratio of 1.6570 shares of common stock for each share of Convertible Preferred Stock, Series C held), subject to adjustment upon the occurrence of certain events.

Special Opportunities Fund, Inc.

Notes to financial statements

During the year ended December 31, 2023, the Fund purchased 80,397 shares of preferred stock in the open market at a cost of $1,830,718. The weighted average discount of these purchases comparing the average purchase price to liquidation value at the close of the New York Stock Exchange was 8.95%.

During the year ended December 31, 2024, the Fund purchased 18,782 shares of preferred stock in the open market at a cost of $435,063. The weighted average discount of these purchases comparing the average purchase price to liquidation value at the close of the New York Stock Exchange was 7.53%.

During the year ended December 31, 2025, the Fund did not purchase any shares of preferred stock in the open market.

The conversion price (and resulting conversion ratio) will be adjusted for any dividends or other distributions made to or on behalf of common stockholders. Notice of such mandatory conversion shall be provided by the Fund in accordance with its Articles of Incorporation. In connection with all conversions shareholders of Convertible Preferred Stock would receive payment for all declared and unpaid dividends on the shares of Convertible Preferred Stock held to the date of conversion, but after conversion would no longer be entitled to the dividends, liquidation preference or other rights attributable to holders of the Convertible Preferred Stock. The Convertible Preferred Stock is classified outside of the permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, which requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon occurrence of an event that is not solely within the control of the issuer. The Fund is required to meet certain asset coverage tests with respect to the Convertible Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Convertible Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Convertible Preferred Stock.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 4

Purchases and sales of securities

For the year ended December 31, 2025, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $115,284,369 and $111,621,070, respectively. The Fund did not purchase or sell U.S. government securities during the year ended December 31, 2025.

Note 5

Capital share transactions

During the year ended December 31, 2025, the Fund purchased 5,000 shares of its common stock in the open market at a cost of $64,750. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 0.27%.

During the year ended December 31, 2024, the Fund purchased 382,023 shares of its common stock in the open market at a cost of $4,889,732. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 15.43%.

During the year ended December 31, 2023, the Fund purchased 452,787 shares of its common stock in the open market at a cost of $5,077,215. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 17.02%.

During the years ended December 31, 2022, 2021 and 2020, there were no shares of common stock repurchased by the Fund.

The Fund completed an offering to purchase up to 1,250,000 of the Fund’s shares outstanding at 97% of the net asset value (“NAV”) per common share on April 1, 2022. At the expiration of the offer on April 1, 2022, a total of 7,549,920 shares or approximately 59.39% of the Fund’s outstanding common shares were validly tendered. As the total number of common shares tendered exceeded 1,250,000 common shares, approximately 16.56% of the shares tendered by each tendering shareholder were accepted for payment at a price of $15.69 per share (97% of the NAV per common share of $16.18).

During the year ended December 31, 2021, 2,163,053 shares of 3.50% Convertible Preferred Stock were converted into 4,211,996 shares of Common Stock.

Note 6

Federal tax status

The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

Special Opportunities Fund, Inc.

Notes to financial statements

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2025 and December 31, 2024 were as follows:

	For the	For the
	year ended	year ended
Distributions paid to common shareholders from:	December 31, 2025	December 31, 2024
Ordinary income	$10,402,422	$12,330,126
Long-term capital gains	10,857,924	—
Return of capital	—	—
Total distributions paid	$21,260,346	$12,330,126

	For the	For the
	year ended	year ended
Distributions paid to preferred shareholders from:	December 31, 2025	December 31, 2024
Ordinary income	$1,537,095	$1,548,129
Long-term capital gains	—	—
Total distributions paid	$1,537,095	$1,548,129

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2025.

The following information is presented on an income tax basis as of December 31, 2025:

Tax cost of investments	$211,630,449
Unrealized appreciation	40,175,865
Unrealized depreciation	(15,778,461)
Net unrealized appreciation	24,397,404
Undistributed ordinary income	—
Undistributed long-term gains	1,178,364
Total distributable earnings	1,178,364
Other accumulated/gains losses and other temporary differences	—
Total accumulated losses	$25,575,768

Special Opportunities Fund, Inc.

Notes to financial statements

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2025, there were no reclassifications made between total distributable earnings and paid-in capital.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. At December 31, 2025, the Fund did not defer any post-October losses.

At December 31, 2025, the Fund had no long-term capital loss carryovers which have an unlimited carryover period.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2022-2024), or expected to be taken in the Fund’s 2025 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Maryland; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 7

Recent Market Events

U.S. and international markets have experienced and may continue to experience significant periods of volatility due to a number of economic, political, social and global macro factors including rising inflation, uncertainty regarding central banks’ interest rates, the possibility of a national or global recession, political events, geopolitical developments (including trade tensions, trading and tariff arrangements, sanctions and cybersecurity attacks), war and conflict (including Russia’s military invasion of Ukraine and the conflict in Israel, the Middle East and surrounding areas), terrorism, and public health epidemics and similar public health threats. The extent and duration of such factors and events and resulting market disruptions cannot be predicted. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. In addition, some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s performance or the value of its portfolio holdings.

For further information on the Fund’s risks, please refer to the “Investment objectives and policies, principal risk factors” section below.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 8

Additional information

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock and its convertible preferred stock in the open market.

Fund directors and officers and advisory persons to the Fund, including insiders and employees of the Fund and of the Fund’s investment adviser, may purchase or sell Fund securities from time to time, subject to the restrictions set forth in the Fund’s Code of Ethics, as amended, a copy of which is available in the corporate governance section of the Fund’s website at www.specialopportunitiesfundinc.com.

The Fund may seek proxy voting instructions from shareholders regarding certain underlying closed-end funds held by the Fund. Please see the proxy voting instructions section on the Fund’s website at www.specialopportunitiesfundinc.com for further information.

Note 9

New Accounting Pronouncement

The Fund adopted the FASB Accounting Standards Update 2023-09, “Income Taxes (Topic 740) Improvements to Income Tax Disclosures” (“ASU 2023-09”). Adoption of the new standard by the Fund impacted financial statement disclosures only and did not affect the Fund's financial position or results of operations. A disaggregation of income taxes paid by jurisdiction is presented when significant income taxes are paid. Income taxes paid by the Fund for the year was determined to not be significant.

Note 10

Subsequent events

Effective February 2, 2026, Ultimus Fund Solutions replaced U.S. Bancorp Fund Services as the Fund's Administrator and Fund Accounting Agent.

Special Opportunities Fund, Inc.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Special Opportunities Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Special Opportunities Fund, Inc., including the portfolio of investments, as of December 31, 2025, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Special Opportunities Fund, Inc. as of December 31, 2025, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2009.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 27, 2026

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Fund Investment Objective and Policies

The Fund investment objective is total return. The investment objective is not fundamental and may be changed by the Board with 60 days’ notice to stockholders. To achieve the objective, the Fund invests primarily in securities the Adviser believes have opportunities for appreciation. The Fund may employ strategies designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy, liquidations and tender offers. In addition, the Fund may employ strategies designed to invest in the debt, equity, or trade claims of companies in financial distress when the Advisor perceives a mispricing. Furthermore, the Fund may invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities, including long and short positions in securities involved in an announced merger or acquisition. Securities which the Adviser identifies include closed-end investment companies with opportunities for appreciation, including funds that trade at a market price discount from their NAV. In addition to the foregoing, the Adviser seeks out other opportunities in the market that have attractive risk reward characteristics for the Fund.

The Fund intends its investment portfolio, under normal market conditions, to consist principally of investments in other closed-end investment companies (including business development companies), special purpose acquisition companies and the securities of large, mid and small-capitalization companies, including potentially direct and indirect investments in the securities of foreign companies. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as ADRs and IDRs, other closed-end investment companies and exchange-traded funds. The Fund may, however, invest a portion of its assets in debt securities or other investment opportunities when the Adviser believes that it is appropriate to do so to earn current income. For example, when interest rates are high in comparison to anticipated returns on equity investments, the Fund’s investment adviser may determine to invest in debt or preferred securities including bank, corporate or government bonds, notes, and debentures that the Adviser determines are suitable investments for the Fund. Such determination may be made regardless of the maturity, duration or rating of any such debt security.

The Fund may, from time to time, engage in short sales of securities for investment or for hedging purposes. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The Fund may sell short individual stocks, baskets of individual stocks and ETFs that the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short future contracts on global equity indexes.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

The Fund may invest, without limitation, in the securities of closed-end funds, provided that, in accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will limit any such investment to no more than 3% of the voting stock of such fund and will vote such shares as provided in such Section as set forth below.

To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end investment company in which the Fund has invested may vote, the Adviser will direct such shares to be voted in the same proportion as shares held by all other stockholders of such closed-end investment company (i.e., “mirror vote”) or seek instructions from the Fund’s stockholders with regard to the voting on such matter. If the Adviser deems it appropriate to seek instructions from Fund stockholders, the Adviser will vote such proxies proportionally based upon the total number of shares owned by those shareholders that provide instructions. Fund stockholders are informed of such proxy votes on the Fund’s website and by email, if so requested, and they may provide proxy voting instructions by email. In a letter dated August 11, 2020 discussing the results of its 2018 compliance examination, the staff of the New York regional office of the SEC’s Office of Compliance Inspections and Examinations opined that, in connection with its prior proxy voting policy, pursuant to which the Fund voted its shares of closed-end funds as determined by a majority of proxy voting instructions received, the Fund “does not in certain cases meet the requirements of the exception set forth in Section 12(d)(1)(E)(iii) of the 1940 Act because in connection with seeking instructions from Fund shareholders with regard to voting certain proxies on behalf of the Fund, the Fund votes such proxies as determined by a majority of the shares owned by those Fund shareholders who provide proxy voting instructions.” In response thereto, the Fund has amended its proxy voting policy to provide that the Fund will vote such proxies proportionally based upon the total number of shares owned by those shareholders that provide instructions.

The ETFs and other closed-end investment companies in which the Fund invests may invest in common stocks and may invest in fixed income securities. As a stockholder in any investment company, the Fund will bear its ratable share of the investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to the assets so invested.

The Fund’s management utilizes a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics. Valuation and growth characteristics may be considered for purposes of selecting potential investment securities. In general, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand. Fluctuations in these characteristics may trigger trading decisions to be made by the Fund’s investment adviser with respect to the Fund’s portfolio.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

The Fund’s investment adviser may invest the Fund’s cash balances in any investments it deems appropriate, subject to the restrictions set forth in below under “Fundamental Investment Restrictions” and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Fund’s investment adviser’s recommendations and the portfolio manager’s decisions are subjective.

Fundamental Investment Restrictions

The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of such shares present at a stockholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund’s investment policies. The Fund may not:

(1) issue senior securities (including borrowing money from banks and other entities and thorough reverse repurchase agreements), except (a) the Fund may borrow in an amount not in excess of 33 1/3% of total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), (b) the Fund may issue preferred stock having a liquidation preference in an amount which, combined with the amount of any liabilities or indebtedness constituting senior securities, is not in excess of 50% of its total assets (computed as provided in clause (a) above) and (c) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

The following interpretation applies to, but is not a part of, fundamental limitation:

(1) each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate “issuer.” When the assets and revenues of an agency authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. This restriction does not limit the percentage of the Fund’s assets that may be invested in Municipal Obligations insured by any given insurer.

(2) purchase any security if, as a result of that purchase, 25% or more of the Fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

(3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investment in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(4) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

(5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

The Fund has no intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

Principal Risk Factors Related to The Fund’s Investments

Other Closed-End Investment Company Securities: The Fund invests in the securities of other closed-end investment companies. Investing in other closed-end investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other closed-end investment companies, including advisory fees. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of another closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company. The market price of a closed-end investment company fluctuates and may be either higher or lower than the NAV of such closed-end investment company.

In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund, together with its affiliated persons, can invest in other investment companies to 3% of any other investment company’s total outstanding stock. As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Special Purpose Acquisition Companies. The Fund may invest in units, stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally deposits substantially all of the cash raised in its IPO (less a specified amount to cover operating expenses) in a bank trust account which is generally invested in U.S. Government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. In addition, just prior to completion of an acquisition, shareholders of the SPAC can redeem their shares for a pro rata share of the value of the trust account. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities can vary on the perceived likelihood of management to identify and complete a profitable acquisition. In addition, such securities are subject to secondary market risk and may decline in value if sold prior to deal completion or trust liquidation. However, until a SPAC is liquidated or completes an acquisition, its common stock is unlikely to fall substantially below the per share value of the trust account. If an acquisition is completed, the former SPAC’s shares and other securities will take on the same risks as an equivalent investment in the acquired company. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

Business Development Companies (BDCs). BDCs are closed-end investment companies that have elected to register as BDCs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the BDC when the Fund invests in shares of a BDC. BDCs primarily invest in privately-held and small and mid-size capitalization public companies, and are generally considered to be non-rated or below investment grade. The fair values of these investments often are not readily determinable. This could cause the Fund’s investments in a BDC to be inaccurately valued, including both undervalued and overvalued. BDC revenues, income (or losses) and valuations can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. In addition, BDCs often borrow funds to make investments and, as a result, are exposed to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the risks associated with an investment in a BDC’s securities.

Short sales. The Fund is authorized to make short sales. The Fund effects a short sale by borrowing and selling a security it does not own in anticipation of a decline in the value of the security or to hedge against the decline of a security the Fund owns. Short sales carry risks of loss if the price of the security sold short increases after the short sale. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. The amount of segregated assets is required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Common Stocks. The Fund invests in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and riskier than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Exchange Traded Funds. The Fund may invest in exchange-traded funds, which are investment companies that, in general, aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively or, to a lesser extent, actively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Fixed Income Securities, including Non-Investment Grade Securities. The Fund may invest in fixed income securities, also referred to as debt securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities or duration of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates. The Fund’s credit quality policy with respect to investments in fixed income securities does not require the Fund to dispose of any debt securities owned in the event that such security’s rating declines to below investment grade, commonly referred to as “junk bonds.” Although lower quality debt typically pays a higher yield, such investments involve substantial risk of loss. Junk bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for junk bonds tend to be very volatile and those securities are less liquid than investment grade debt securities. Moreover, junk bonds pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds. In addition, bonds in the lowest two investment grade categories, despite being of higher credit rating than junk bonds, have speculative characteristics with respect to the issuer’s ability to pay interest and principal and their susceptibility to default or decline in market value.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Corporate Bonds, Government Debt Securities and Other Debt Securities: The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Short Sale Risk: When a cash dividend is declared on a security in which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.

Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating a possible loss. Short selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise.

The requirements of the 1940 Act and Internal Revenue Code of 1986, as amended (the “Code”) provide that the Fund not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its managed assets.

Small and Medium Cap Company Risk: Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Fund’s investment adviser believes appropriate, and offer greater potential for gains and losses.

Foreign Securities: The Fund may invest in foreign securities, including direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts (“ADRs”)), ETFs and other closed-end investment companies that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve certain risks not generally associated with investments in the securities of U.S. issuers, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Fund’s investment adviser misjudging the value of certain securities or in a significant loss in the value of those securities.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding and confiscatory taxes), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the U.S. As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, including those with emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, international depositary receipts (“IDRs”) and global depository receipts (“GDRs”) which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other stockholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income.

Emerging Market Securities: The Fund may invest up to 5% of its net assets in emerging market securities, although through its investments in ETFs, other investment companies or depository receipts that invest in emerging market securities, up to 20% of the Fund’s assets may be invested indirectly in issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Preferred Stocks: The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Fund’s investment adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund’s investment adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund’s investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund’s investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Real Estate Investment Trusts. The Fund may invest in real estate investment trusts (“REITs”). REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. Investments in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its stockholders and would not pass through to its stockholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

The Fund’s investments in REITs may include an additional risk to stockholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, trust distributions to stockholders may also include a nontaxable return of capital. Stockholders that receive such a distribution will also reduce their tax basis in their common shares of the Fund, but not below zero. To the extent the distribution exceeds a stockholder’s basis in the Fund’s common shares such stockholder will generally recognize a capital gain.

The Fund does not have any investment restrictions with respect to investments in REITs other than its concentration policy which limits its investments in REITs to no more than 25% of its assets.

Issuer Risk: The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Foreign Currency Risk: Although the Fund will report its NAV and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and NAV. For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund’s NAV may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected. Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Defensive Positions: During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Risk Characteristics of Options and Futures: Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option. In addition, the Fund’s use of options and futures may have the effect of reducing gains made by virtue of increases in value of the Fund’s common stock holdings.

Securities Lending Risk: Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. The Fund would not have the right to vote any securities having voting rights during the existence of the loan.

Discount Risk: Historically, the shares of the Fund, as well as those of other closed-end investment companies, have frequently traded at a discount to their NAV. Any premium or discount to NAV often fluctuates over time. See “Price Range of Common Stock.”

Other Risks: In addition to the risks detailed above, the Fund also has investments in auction rate preferred securities, business development companies, special purpose acquisition vehicles, liquidation claims, warrants and rights. All of these other investments can subject the Fund to various risks. Any of these investments could have an adverse effect on the Fund’s ability to achieve its investment objective.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—On March 4, 2019, the Fund received authorization from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board approved the implementation of a Managed Distribution Plan (“MDP”) to make monthly cash distributions to stockholders. Under the MDP, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital. In the year ended December 31, 2025, the Fund made monthly distributions to common stockholders at an annual rate of 8%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year. Dividends and distributions to common shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

The Fund has made certain investments in Real Estate Investment Trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Holders of Convertible Preferred Stock receive calendar quarterly dividends at the rate of 2.75% of the Subscription Price per year. Dividends on the Convertible Preferred Stock are fully cumulative, and accumulate without interest from the date of original issuance of the Convertible Preferred Stock.

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund

Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol is “SPE.” On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Annual meeting of shareholders held on December 11, 2025

The Fund held an annual meeting of shareholders on December 11, 2025. As of the record date, October 20, 2025, there were 10,623,154 shares of the Fund’s common stock issued and outstanding and 2,235,775 shares of the Fund’s preferred stock issued and outstanding. The results of the voting for the proposals were as follows:

Proposal 1(a) To elect four Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s common stock and preferred stock, voting together as a single class, to serve until the Fund’s Annual Meeting of Stockholders in 2026 and until their successors have been duly elected and qualified.

Proposal to elect Andrew Dakos as a director:

FOR	% of Quorum	% of O/S	WITHHELD
6,414,784	66.46%	49.89%	3,237,142

Proposal to elect Ben Harris as a director:

FOR	% of Quorum	% of O/S	WITHHELD
9,143,709	94.73%	71.11%	508,217

Proposal to elect Gerald Hellerman as a director:

FOR	% of Quorum	% of O/S	WITHHELD
9,137,642	94.67%	71.06%	514,284

Proposal to elect Jaclyn Rothchild as a director:

FOR	% of Quorum	% of O/S	WITHHELD
8,861,022	91.81%	68.91%	790,904

Special Opportunities Fund, Inc.

General information (unaudited)

Proposal 1(b) To elect two Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s preferred stock, voting as a separate class, to serve until the Fund’s Annual Meeting of Stockholders in 2026 and until their successors have been duly elected and qualified.

Proposal to elect Phillip Goldstein as a director:

FOR	% of Quorum	% of O/S	WITHHELD
2,000,366	96.99%	89.47%	103,401

Proposal to elect Marc Lunder as a director:

FOR	% of Quorum	% of O/S	WITHHELD
2,000,366	96.99%	89.47%	103,401

O/S – outstanding shares

Tax information

The Fund designated 15.70% of its ordinary income distribution for the year ended December 31, 2025, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2025, 10.24% of distributions paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 0.00% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

Quarterly Form N-PORT portfolio schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s Web site at http://www.sec.gov. Additionally, you may obtain copies of Forms N-PORT from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at December 31, 2025.

Additional information about the Directors and Officers of the Fund is included in the Fund’s most recent Form N-2.

Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director During the Past Five Years
INTERESTED DIRECTORS

Andrew Dakos*** (59)	President as of October 2009.	1 year; Since 2009	Partner of the Adviser since 2009; Partner of Ryan Heritage, LLP since 2019.	3	Director, Brookfield DTLA Fund Office Trust Investor, Inc., Tejon Ranch Co. and BNY Mellon Municipal Income Inc. (until 2025); Trustee, High Income Securities Fund; Chairman, Total Return Securities Fund.

Phillip Goldstein*** (80)	Chairman and Secretary as of October 2009.	1 year; Since 2009	Partner of the Adviser since 2009; Partner of Ryan Heritage, LLP since 2019.	3	Chairman, Mexico Equity and Income Fund, Inc.; Director, Brookfield DTLA Fund Office Trust Investor, Inc. and BNY Mellon Municipal Income Inc. (until 2025); Chairman, High Income Securities Fund; Director, Total Return Securities Fund.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director During the Past Five Years
INDEPENDENT DIRECTORS
Ben Harris (57)	—	1 year; Since 2009	Executive Chairman of Hormel Harris Investments, LLC; Principal of NBC Bancshares, LLC; Chief Executive Officer of Crossroads Capital, Inc.; Administrator of Crossroads Liquidating Trust.	2	Trustee, High Income Securities Fund.

Gerald Hellerman (88)	—	1 year; Since 2009	Managing Director of Hellerman Associates (a financial and corporate consulting firm) since 1993 (which terminated activities as of December, 31, 2013).	3	Director, Mexico Equity and Income Fund, Inc.; Trustee, Fiera Capital Series Trust (until 2023); Trustee, High Income Securities Fund; Director, Total Return Securities Fund; Director, MVC Capital, Inc. (until 2020); Trustee, Crossroads Liquidating Trust (until 2020).

Marc Lunder (62)	—	1 year; Effective January 1, 2015	Managing Member of Lunder Capital LLC.	1	None

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director During the Past Five Years
Jaclyn Rothchild (47)	—	1 year; less than 1 year	Partner & Chief Operating Officer of Eleventh Street Partners, Inc, a financial and operational strategy consulting firm since 2008. Formerly the Vice President and Secretary of MVC Capital, Inc. (NYSE: MVC) from 2002 through 2020 and served as Vice President and Secretary of The Tokarz Group Advisers, LLC (TTGA), the Adviser to MVC Capital, Inc. from 2004-2023.	1	Serves on the Board of a privately held real estate holding company (200 WEA). Formerly served on the Board of MVC Partners, LLC, a former portfolio company of MVC Capital, Inc.

OFFICERS

Andrew Dakos*** (59)	President as of October 2009.	1 year; Since 2009	Partner of the Adviser since 2009; Partner of Ryan Heritage, LLP since 2019.	n/a	n/a

Rajeev Das*** (56)	Vice- President as of October 2009.	1 year; Since 2009	Principal of the Adviser and Ryan Heritage, LLP.	n/a	n/a

Phillip Goldstein*** (80)	Chairman and Secretary as of October 2009.	1 year; Since 2009	Partner of the Adviser since 2009; Partner of Ryan Heritage, LLP since 2019.	n/a	n/a

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director During the Past Five Years
Stephanie Darling*** (55)	Chief Compliance Officer as of April 2020.	1 year; Since 2020	General Counsel and Chief Compliance Officer of Bulldog Investors, LLP; Chief Compliance Officer – Ryan Heritage, LLP, High Income Securities Fund, Total Return Securities Fund, and Mexico Equity and Income Fund; Principal, the Law Office of Stephanie Darling; Editor-In-Chief, The Investment Lawyer.	n/a	n/a

Thomas Antonucci*** (56)	Chief Financial Officer and Treasurer as of January 2014.	1 year; Since 2014	Director of Operations of the Adviser and Ryan Heritage, LLP.	n/a	n/a

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of Special Opportunities Fund, Inc., High Income Securities Fund, and Total Return Securities Fund.
***	Messrs. Dakos, Goldstein, Das, Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLP, the Adviser, and their positions as officers of the Fund.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

At its in-person meeting held on September 11, 2025, the Board of Directors (the “Board”) of Special Opportunities Fund, Inc. (the “Fund”) met to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Bulldog Investors, LLP (the “Adviser”). Prior to the meeting, the Independent Directors (as defined below) held an executive session to review materials related to the renewal of the Advisory Agreement. The Board received and discussed a memorandum from the Fund’s independent legal counsel regarding the duties and responsibilities of the Board and the Independent Directors under the Investment Company Act of 1940, as amended (the “1940 Act”), in reviewing advisory contracts. Based on their evaluation of the information provided, the Directors, by a unanimous vote (including a separate vote of the Directors who are not “interested persons,” as that term is defined in the 1940 Act, as amended (the “Independent Directors”)), approved the continuation of the Advisory Agreement for an additional one-year term.

In considering the renewal of the Advisory Agreement and reaching their conclusions, the Independent Directors reviewed and analyzed various factors that they determined were relevant, including (a) the nature, extent, and quality of the services to be provided by the Adviser; (b) the investment performance of the Fund assets managed by the Adviser; (c) the cost of the services to be provided and the profits to be realized by the Adviser from its relationship with the Fund; (d) the extent to which economies of scale (if any) would be realized as the Fund grows; and (e) fee comparisons of the advisory services and fees similar to those of the Investment Adviser. The Independent Directors evaluated each of these factors based on their own direct experience with the Adviser and in consultation with their independent counsel. No one factor was determinative in the Board’s decision to approve the continuance of the Advisory Agreement. Greater detail regarding the Independent Directors’ consideration of the factors that led to their decision to approve the continuance of the Advisory Agreement is set forth below.

Prior to the meeting, in response to a questionnaire (known as a “15(c) questionnaire”) the Adviser provided the Directors information with respect to certain matters relevant to the annual continuation of the Advisory Agreement under Section 15 of the 1940 Act, which included, among other things, information regarding: (a) the Adviser’s financial soundness; (b) information on the cost to the Adviser of advising the Fund and the Adviser’s profitability in connection with such advisory services; (c) the experience and responsibilities of key personnel at the Adviser; (d) the risk management policies and procedures adopted by the Adviser; (e) the investment performance of the Fund as compared to peer and/or comparable funds; (f) the Adviser’s policy with respect to selection of broker-dealers and allocation of portfolio transactions; (g) fees of the Fund as compared to peer and/or comparable funds; (h) the profitability to the Adviser derived from its relationship to the Fund; (i) the Adviser’s compliance program and chief compliance officer; (j) the Adviser’s policy with respect to proxy voting; (k) affiliates and possible conflicts; and (l) other material factors affecting the Adviser.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

The Directors reviewed the Adviser’s financial information and discussed the profitability of the Adviser as it relates to advising the Fund. The Independent Directors considered both the direct and indirect benefits to the Adviser from advising the Fund. These considerations were based on material requested by the Directors specifically for the meeting, as well as the in-person presentations made by the Adviser over the course of the year. After further discussion, the Independent Directors concluded that the Adviser’s profit from advising the Fund currently was not excessive and that the Adviser had adequate financial strength to support the services to the Fund.

Matters considered by the Directors included, among others, the following:

Nature, Extent and Quality of Service. The Independent Directors considered the nature, extent and quality of services proposed to be provided by the Adviser to the Fund under the Advisory Agreement. The Independent Directors assessed the overall quality of services provided to the Fund. The Independent Directors considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Independent Directors noted the unique investment strategy of the Fund and the knowledge and expertise required by the Adviser’s personnel. The Independent Directors also considered the operational strength of the Adviser. The Independent Directors considered the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and financial condition. The Independent Directors then reviewed the Adviser’s organizational chart as well as the affiliated entity organizational chart.

The Independent Directors reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that the Adviser (a) was able to retain quality personnel, (b) exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Advisory Agreement, (c) was very responsive to the requests of the Independent Directors and the Fund’s CCO, (d) had consistently kept the Board apprised of developments related to the Fund and the industry in general and (e) continued to demonstrate the ability to grow the Fund over time in spite of the Fund’s purchase of its common and preferred shares, which actions the Independent Directors recognize help to narrow the discount to NAV at which common shares have been traded. The Independent Directors concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to continue to perform its duties under the Advisory Agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

Performance. The Independent Directors considered the performance of the Fund for the year-to-date, one-year, three-year, five-year, and ten-year periods ended July 31, 2025. In assessing the quality of the portfolio management services delivered by the Adviser, the Independent Directors also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a peer fund group with data provided by Morningstar, Inc. (the “Morningstar Peer Group”) and assembled by Fund Services independently from the Adviser. The Independent Directors noted that the Fund’s market and NAV performance was above both the peer group average and peer group median for the one-year, three-year, five-year and ten-year periods. It was also noted by the Independent Directors that the Adviser had provided data on select Fund peers that the Adviser believed were most comparable to the investment style of the Fund, and the Fund outperformed the average of these peers for the one-year, three-year, and five-year and ten-year periods. The Independent Directors also noted that they review the investment performance of the Fund at each quarterly meeting. After considering all of the information, the Independent Directors concluded that the Adviser has obtained reasonable returns for the Fund while minimizing risk. Although past performance is not a guarantee or indication of future results, the Independent Directors determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Fees and Expenses; Profitability. The Independent Directors considered information prepared by the Adviser, as well as by Fund Services comparing the Fund’s contractual advisory fee with a peer group of funds and comparing the Fund’s overall expense ratio to the expense ratios of the Morningstar Peer Group. The Independent Directors noted that the contractual investment advisory fee for the Fund of 1.00% was below both the 1.05% Morningstar Peer Group average and the 1.05% Morningstar Peer Group median. The Independent Directors further noted that the Fund’s net expense ratio of 1.86%, which included the advisory fee on the preferred assets, was greater than both the Morningstar Peer Group average net expense ratio of 1.62% and the Morningstar Peer Group median net expense ratio of 1.69%. It was noted that the Fund is unique in its industry due to its activist investment strategy and true comparisons are difficult. After further discussion, the Independent Directors concluded that the Fund’s expenses and the management fee paid to the Adviser were fair and not unreasonable in light of the experience and commitment of the Adviser, as well as the comparative performance, expense and management fee information provided. In addition, the Independent Directors considered the summary of the Adviser’s estimated profitability with respect to the management of the Fund provided by the Adviser. The Independent Directors concluded that the Adviser’s profitability from its relationship with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

Economies of Scale. The Independent Directors considered whether the Adviser would realize economies of scale with respect to the management services provided to the Fund. The Independent Directors noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from issuing additional shares. As such, the Independent Directors concluded that economies of scale were not a consideration at this time, but that the Independent Directors would consider whether economies of scale exist in the future.

Conclusion. After due consideration of the written and oral presentations, the Board concluded that the nature and scope of the advisory services provided was reasonable and appropriate in relation to the advisory fee and in relation to peer comparisons, that the level of services to be provided by the Adviser were expected to be maintained and that the quality of service was expected to remain high. The Board determined that continuation of the Advisory Agreement was in the best interests of the Fund and its stockholders. In considering the approval of the continuation of the Advisory Agreement, the Board, including the Independent Directors, considered a variety of factors, including those discussed above, as well as conditions and trends prevailing generally in the economy, the securities markets and the closed-end fund industry. No Director identified any one factor as determinative, and different Directors may have given different weight to different individual factors and related conclusions.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 12, 2026, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

1.	Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.	Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

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Investment Adviser

Bulldog Investors, LLP

Park 80 West

250 Pehle Avenue, Suite 708

Saddle Brook, NJ 07663

Administrator and Fund Accountant

U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Transfer Agent and Registrar

Equiniti Trust Company, LLC

48 Wall Street, Floor 23

New York, NY 10005

Fund Counsel

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, PA 19102

Board of Directors

Andrew Dakos

Phillip Goldstein

Ben Harris

Gerald Hellerman

Marc Lunder

Jaclyn Rothchild

Special Opportunities Fund, Inc.

1-877-607-0414

www.specialopportunitiesfundinc.com

(b)	Not applicable for this registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Marc Lunder is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were not applicable. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2025	FYE 12/31/2024
( a ) Audit Fees	$39,000	$39,000
( b ) Audit-Related Fees	$2,000	$2,000
( c ) Tax Fees	$4,000	$4,000
( d ) All Other Fees	$—	$—

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller and Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2025	FYE 12/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2025	FYE 12/31/2024
Registrant	$6,000	$6,000
Registrant’s Investment Adviser	$—	$—

(h) The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The members of the committee are as follows: Ms. Jaclyn Rothchild, Mr. Marc Lunder, Mr. Ben H. Harris, and Mr. Gerald Herllerman.

(b) Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.”

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s policy regarding proxy voting is to delegate the voting of proxies with respect to securities owned by the Fund to the Adviser. The Adviser’s policies and procedures regarding proxy voting are below.

Bulldog Investors, LLP

Proxy Voting Policies and Procedures

Proxy Voting Policies

Bulldog Investors and Ryan Heritage (the “Companies”) believes that the right to vote on issues submitted to shareholder vote, such as election of directors and important matters affecting a company’s structure and operations, can impact the value of its investments. The Companies generally analyze the proxy statements of issuers of stock owned by the Companies’ clients, as necessary and, other than as set forth herein, votes proxies on behalf of such clients.

The Companies’ decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the value of the investment. Proxies are voted solely in the interests of the Companies’ clients. Inherent in the Companies’ authority to vote proxies on behalf of their clients is the authority to refrain from voting and/or refrain from attending a shareholder meeting, if the Companies determine that refraining from such action is in the best interest of their clients. The Companies may also determine to refrain from voting in other instances, including routine meetings of investment companies, and meetings at which no contested matters are at issue.

Proxy Voting Procedures

In evaluating proxy statements, the Companies rely upon their own fundamental research, and information presented by company management and others. The Companies do not delegate their proxy voting responsibility to a third party proxy voting service.

Proxy Voting Guidelines

The Companies will generally vote proxies in favor of proposals that, in the opinion of the portfolio managers, seek to enhance shareholder value and shareholder democracy. The Companies will generally vote proxies against any director who has voted to take action to materially impair shareholder voting rights (e.g., has voted to “opt in” to any state’s control share statute).

Special Opportunities Fund, Inc. (“SPE”), High Income Securities Fund (“PCF”) and Total Return Securities Fund (“SWZ” and, together with SPE and PCF, the “Funds”). With respect to proxies of closed-end investment companies held by SPE, PCF and SWZ, in order to comply with Section 12(d) of the Investment Company Act of 1940, Bulldog Investors will “mirror vote” all such proxies received by the Funds, unless Bulldog Investors deems it appropriate to seek instructions from SPE, PCF or SWZ shareholders with regard to such vote. In such circumstances, Bulldog Investors will vote such proxies proportionally based upon the total number of shares owned by those shareholders that provide instructions. Bulldog Investors will post such instructions on each Fund’s website, respectively, and will send an email indicating that it is seeking instructions to those Fund shareholders who have requested to receive such information. In each semi-annual report to Fund shareholders, they are solicited to request to receive such information.

All Clients. In certain circumstances, the Companies may enter into a settlement agreement with an issuer of stock owned by the Companies’ clients that requires the Companies to vote shares of such stock (or the stock of an affiliate of the issuer) held by clients in a manner that deviates from these Policies and Procedures. In entering into any such agreement, the Companies have determined that the anticipated impact of entering into such settlement agreement is in the interests of their clients.

Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, the Companies will consider whether any business or other relationships between a portfolio manager, the Companies and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, the Companies’ Code of Ethics requires all partners to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with the ability to act objectively and effectively in the best interests of the Companies and their clients, and restricts their ability to engage in certain outside business activities. Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2026.

(a)(1):

The Portfolio Manager of the Fund is Bulldog Investors, LLP. Phillip Goldstein, Andrew Dakos, and Rajeev Das are the individuals responsible for the day-to-day management of the Fund’s portfolio. The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Partner in Bulldog Investors, LLP and its predecessors since its inception in October 2009, and Partner of Ryan Heritage, LLP, an SEC-registered investment adviser, since its inception in 2019. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the sole owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012. He is a director/trustee of the following closed-end funds: Mexico Equity and Income Fund since 2000, Total Return Securities Fund, Inc. since 2018 and High Income Securities Fund since 2018. He also is a director of Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017. Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

Andrew Dakos: Partner in Bulldog Investors, LLP and its predecessors since its inception in October 2009, and Partner in Ryan Heritage, LLP, an SEC-registered investment adviser, since its inception in 2019. Mr. Dakos also is a member of Bulldog Holdings, LLC, the sole owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012. He has served as a director/trustee of High Income Securities Fund, a closed-end fund, since 2018, Total Return Securities Fund, a closed-end fund, since 2017, Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017, and Tejon Ranch, a real estate development company. Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das: Head Trader of Bulldog Investors, LLP and its predecessors since its inception in October 2009, and Principal of Ryan Heritage, LLP, an SEC-registered investment adviser, since its inception in 2019. Mr. Das has been a director/trustee of the following closed-end funds: The Mexico Equity and Income Fund, Inc., since 2001; and High Income Securities Fund, from 2018-2025. Mr. Das provides investment research and analysis. Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2): Information is provided as of December 31, 2025 (per instructions to paragraph (a)(2).

(i) Phillip Goldstein, Andrew Dakos and Rajeev Das

(ii) Number of other accounts managed by Mr. Goldstein, Mr. Dakos and Mr. Das within each of the following categories:

(A) Registered investment companies: 3

(B) Other pooled investment vehicles: 0

(C) Other accounts: 149

(iii) Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: None. Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account: 3 other accounts; $4.57 million (estimated).

(iv) Certain conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s portfolio and the portfolios of other accounts managed by the investment advisor.  For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not, and in connection with managing the accounts of certain principals of the Portfolio Manager (“Proprietary Accounts”) alongside the accounts of unaffiliated clients. These conflicts may include an incentive to favor such accounts over the Fund because the investment advisor can potentially receive greater fees from accounts paying a performance-based fee than from the Fund. As a result, the investment advisor may have an incentive to direct its best investment ideas to, or allocate or sequence trades in favor of such accounts, and may have an incentive to favor the Proprietary Accounts over the accounts of unaffiliated clients. In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and other accounts and pooled investment vehicles managed by Bulldog Investors, LLP and its affiliates. In order to address these conflicts of interest, Bulldog Investors, LLP has adopted a Trade Allocation Policy which recognizes the importance of trade allocation decisions and attempts to achieve an equitable balancing of competing client interests. The Policy establishes certain procedures to be followed in connection with placing and allocating trades for client accounts.

(a)(3): Compensation for Mr. Dakos and Mr. Goldstein is comprised solely of net income generated by the Fund's investment adviser. Mr. Das receives a salary from the investment adviser and may receive an annual bonus based, in part, on the firm's net income.

(a)(4): Information is provided as of December 31, 2025 (per instructions to paragraph (a)(4).

As of December 31, 2025, Mr. Goldstein beneficially owns 34,822 shares of common stock of the Registrant; Mr. Dakos beneficially owns 6,064 shares (held Directly) of common stock of the Registrant, and Indirectly owns 5,662 shares of common stock of the Registrant; and Mr. Das owns 2,583 shares of common stock of the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
7/1/2025 to 7/31/2025	—	$—	N/A	N/A
8/1/2025 to 8/31/2025	—	$—	N/A	N/A
9/1/2025 to 9/30/2025	—	$—	N/A	N/A
10/1/2025 to 10/31/2025	—	$—	N/A	N/A
11/1/2025 to 11/30/2025	—	$—	N/A	N/A
12/1/2025 to 12/31/2025	—	$—	N/A	N/A
Total	—	$—	N/A	N/A

*Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c)	A copy of the Registrant’s notice to shareholders pursuant to Rule 19a-1 under the 1940 Act. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Special Opportunities Fund, Inc.

By (Signature and Title)*	/s/ Andrew Dakos
Andrew Dakos, President, Principal Executive Officer

Date	March 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Andrew Dakos
Andrew Dakos, President, Principal Executive Officer

Date	March 3, 2026

By (Signature and Title)*	/s/ Thomas Antonucci
Thomas Antonucci, Chief Financial Officer, Principal Financial Officer

Date	March 3, 2026

* Print the name and title of each signing officer under his or her signature.